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                                                                      EXHIBIT 99


                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.01 par value per share, of XCL Ltd. and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 4th day of September, 2001.


                                    TRANS-GLOBAL FINANCIAL, LLC


                                    By:   /s/ BYRON MCGOUGH
                                          -----------------------------------
                                          Byron McGough, Operating Manager


                                    TELESIS INTERNATIONAL LLC


                                    By:   /s/ BYRON MCGOUGH
                                          ----------------------------------
                                          Byron McGough, Operating Manager


                                    JTL CAPITAL, LLC


                                    By:   /s/ DAVID A. LANE
                                          ---------------------------------
                                          David A. Lane, President


                                    CROWN HILL TRUSTS


                                    By:   /s/ MICHAEL D. STARCHER
                                          ---------------------------------
                                          Michael D. Starcher, Trustee


                                    BIG ISLAND INVESTMENTS, INC.


                                    By:   /s/ DAVID ROAN
                                          ---------------------------------
                                          David Roan, President